SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          VARIABLE SEPARATE ACCOUNT
      Polaris II Platinum Series Variable Annuity dated April 30, 2012

                        VARIABLE ANNUITY ACCOUNT SEVEN
   Polaris II A-Class Platinum Series Variable Annuity dated April 30, 2012

               SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES
_____________________________________________________________________________

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         FS VARIABLE SEPARATE ACCOUNT
               Polaris II Variable Annuity dated April 30, 2012

                SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS
_____________________________________________________________________________

The following amends the POLARIS PORTFOLIO ALLOCATOR PROGRAM section of the prospectus:

     The Balanced Growth & Income Sample Portfolio is no longer available for investment of Purchase Payments or transfers.

     The Sample Portfolios allocations listed below and the paragraph following the chart in the POLARIS PORTFOLIO ALLOCATOR PROGRAM section are added to the prospectus:

Sample Portfolios (effective May 21, 2012)

                                          Balanced                  All
                                           Toward       Growth     Equity
      Variable Portfolios                  Growth       Focus      Focus
______________________________________    ________      ______     ______

American Funds Global Growth                11.0%        11.0%      15.0%
American Funds Growth                        8.0%         9.0%      10.0%
Corporate Bond                               5.0%         0.0%       0.0%
Foreign Value                               10.0%        13.0%      15.0%
Government and Quality Bond                 25.0%        20.0%       0.0%
Growth Opportunities                         3.0%         5.0%       6.0%
Invesco Van Kampen V.I. Comstock Fund,
   Series II Shares                          6.0%        10.0%      14.0%
Invesco Van Kampen V.I. Growth and
   Income Fund, Series II Shares             6.0%        12.0%      14.0%
MFS Massachusetts Investors Trust            7.0%        10.0%      13.0%
MFS Total Return                            13.0%         0.0%       0.0%
Mid-Cap Growth                               4.0%         8.0%      10.0%
Small Company Value                          2.0%         2.0%       3.0%
                                    Total  100.0%       100.0%     100.0%


The Sample Portfolios listed above are those that are currently available. The Sample Portfolios are reconfigured from time to time. However, once you invest in a Sample Portfolio, the percentages of your contract value allocated to each Variable Portfolio within a Sample Portfolio will not be changed by us. If you purchased your contract prior to the current allocations of the Sample Portfolios specified above, any subsequent Purchase Payments will be invested in the same Sample Portfolio as your current investment and will not be invested in the Sample Portfolio allocations specified above unless you provide us with specific instructions to do so. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Sample Portfolio in line with your investment goals over time.

The following amends the OPTIONAL LIVING BENEFITS section of the prospectus. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, the following are changes to your investment requirements:

     The Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers.

     If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.

Dated:  May 21, 2012

               Please keep this Supplement with your Prospectus